Attorney Docket No.

Worldwide Rights

ASSIGNMENT

For good and future valuable consideration, in accordance with Appendix A (attached herewith), each undersigned inventor has assigned, and by these presents hereby assigns, unto:

Company name : **Mobile Star Corp.**
Address : **113 Barksdale Professional Center, Newark, Delaware, County of New Castle, 19711.**

(hereinafter ASSIGNEE) all right; title and interest for the United States, territories and possessions, and for all other countries of the world, in and to his invention relating to:

"SELF OPERATED COMPUTERIZED KARAOKE RECORDING BOOTH"

as set forth in his United States Patent Application (check one)

___ executed concurrently herewith,
executed on
_V_ Serial No. : **60/902,076** Filed: **02/20/2007**

in and to said United States Patent Application including any and all divisions or continuations thereof and in and to any and all Letters Patent of the United States, which may issue on any such application or for said invention, including any and all reissues or extensions thereof, and all applications for industrial property protection, including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said invention in any country or countries foreign to the United States, together with the right to file such applications and the right to claim for the same the priority rights derived from said United States application under the Patent Laws of the United States, the International Convention for the Protection of Industrial Property, or any other international agreement or the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors' certificates and designs which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof, to be held and enjoyed by said ASSIGNEE, its successors, legal representatives and assigns to the full end of the term or terms for which any and all such Letters patent may be granted as fully and entirely as would have been held and enjoyed by the undersigned had this Assignment not been made.

AND EACH OF THE UNDERSIGNED HEREBY authorizes and requests the Commissioner of Patents and Trademarks of the United States, and any Official of any country or countries foreign to the United States, whose duty it is to issue patents or other evidence or forms of industrial property protection on applications as aforesaid, to

issue the same to the said ASSIGNEE, its successors, legal representatives and assigns, in accordance with the terms of this instrument.

AND EACH OF THE UNDERSIGNED HEREBY covenants and agrees that he has full right to convey the entire interest herein assigned, and that he has not executed, and will not execute, any agreement in conflict herewith.

AND EACH OF THE UNDERSIGNED HEREBY further covenants and agrees that he will communicate to the said ASSIGNEE, its successors, legal representatives and assigns, any facts known to him respecting said invention, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuing, reissue and foreign applications, make all rightful oaths, and generally do everything possible to aid the said ASSIGNEE, its successors, legal representatives and assigns, to obtain and enforce proper protection for said invention in all countries.

Each of the undersigned hereby grants to the firm of FLEIT KAIN GIBBONS GUTMAN BONGINI & BIANCO P.L. the power to insert into this Assignment any further identification, which may be necessary or desirable to comply with the rules of the U.S. Patent and Trademark office, or any regulatory office in any country of the world, for recordation of this Assignment.

INVENTOR :	MALKI, Eli
CITIZENSHIP :	Israeli
RESIDENCE :	3 Dimona St., Tel Aviv, 67427, Israel
POST OFFICE ADDRESS :	Same as Residence
INVENTOR'S SIGNATURE :	[signature]
DATE :	16-1-2008

Note: If signed abroad, prima facie evidence of execution may optionally be obtained by execution of this document before a U.S. Consul or before a local officer authorized to administer oaths whose authority is proved by a certificate from a U.S. Consul. If signed domestically, do so before a Notary Public. Otherwise the execution by the inventors should be witnessed by at least two witnesses who sign here:

WITNESSES:

Signature : [signature] Date : 16/1/08

Signature : [signature] Date : 16/1/08

S\31\1\13

Preliminary Agreement

This agreement is entered into between THE MOBILE STAR CORP corporation having offices at ______ (hereinafter: "**the company**"), and Mr. Eli Malki Israeli passport no. 022638944, an individual currently residing at 3 Dimona Street, Tel Aviv, Israel (hereinafter: "**the inventor**");

Witnesseth:

Whereas the inventor and Idea Plus Ltd, an Israeli company (hereinafter: "**Idea**"), have entered into an agreement signed on August 3, 2006 (hereinafter: "**the memorandum**"), regarding the invention titled "Self Operated Computerized Karaoke Recording Booth" (hereinafter: "**the invention**");

And whereas according to the memorandum, some conditions must be met before the inventor assigns the invention to the company;

And whereas the assignment itself is for consideration detailed in the memorandum;

And whereas the time for signing said assignment is approaching;

Now, therefore for and in consideration of the mutual promises, covenants, and obligations contained herein and other good and valuable consideration, the inventor and the company agree as follows:

1. The inventor will be entitled to royalties from the company's net revenue for 20 years from the date of the company's incorporation, subject to the provision of Section 2 below. The "company's net revenue" is defined as follows: The company's income, corresponding to the figures appearing in the invoices issued by the Company to its clients, and on condition that the company received this income, <u>less</u>: (1) Taxes paid with respect to these invoices; (2) Refunds made to the client with respect to these invoices; (3) The total amount of payments made to the music rights' holders.
   The amount of said royalties will be as follows:
   With respect to the company's net revenue between $0 and $2,000,000 – 5%;
   With respect to the company's net revenue between $2,000,001 and $4,000,000 – 4%;
   With respect to the company's net revenue between $4,000,001 and $6,000,000 – 3%;
   With respect to the company's net revenue between $6,000,001 and $8,000,000 – 2%;
   With respect to the company's net revenue above $8,000,000 – 1%.

2. The total annual payment to the inventor from the distribution of dividends out of the company's profits, should there be any distribution of dividends, and/or from royalties, shall not exceed 5% of the "company's net revenue", as defined above.

3. The inventor shall be entitled to examine the company's books, regardless of the number of shares he holds in the company at that time. This right shall be protected in the articles of incorporation of the company and shall be irreversible.

4. In case of an inconsistency between this agreement and the memorandum, the memorandum's provisions shall prevail.

5. Until a broader, more thorough agreement is signed between the inventor and the company, the memorandum shall remain in effect and the company shall honor the memorandum's provisions.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date hereunder written and agree to the terms of this Agreement.

[signature]
Eli Malki
Date: 16-1-2008

THE MOBILE STAR CORP
The Company
By: [signature] Danny Urbaz
Position: CEO
Date: 16/1/08